EXHIBIT 99.1
NEWS RELEASE

Contact:	Deric Eubanks	Joseph Calabrese
	Chief Financial Officer	Financial Relations Board
	(972) 490-9600	(212) 827-3772

ASHFORD TRUST REPORTS FIRST QUARTER 2025 RESULTS

DALLAS – May 6, 2025 – Ashford Hospitality Trust, Inc. (NYSE: AHT) (“Ashford Trust” or the “Company”) today reported financial results and performance measures for the first quarter ended March 31, 2025. The comparable performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA assume each of the hotel properties in the Company’s hotel portfolio as of March 31, 2025 was owned as of the beginning of each of the periods presented. Unless otherwise stated, all reported results compare the first quarter ended March 31, 2025 with the first quarter ended March 31, 2024 (see discussion below). All data presented in this press release gives effect to the 1-for-10 reverse stock split completed on October 25, 2024 with regard to share counts and per share data. The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.
FIRST QUARTER 2025 FINANCIAL HIGHLIGHTS
•Comparable RevPAR for all hotels increased 3.2% to $133 during the quarter on a 2.4% increase in Comparable ADR and a 0.8% increase in Comparable Occupancy.
•Net loss attributable to common stockholders was $(27.8) million or $(4.91) per diluted share for the quarter.
•Adjusted EBITDAre was $61.7 million for the quarter, reflecting a growth rate of 3.7% over the prior year quarter.
•Adjusted funds from operations (AFFO) was $(0.98) per diluted share for the quarter.
•Comparable Hotel EBITDA was $77.2 million for the quarter, reflecting a growth rate of 8.7% over the prior year quarter.
•The Company ended the quarter with cash and cash equivalents of $85.8 million and restricted cash of $139.2 million. The vast majority of the restricted cash is comprised of lender and manager held reserves. At the end of the quarter, there was also $22.1 million in due from third-party hotel managers, which is primarily the Company’s cash held by one of its property managers and is also available to fund hotel operating costs.
•Net working capital at the end of the quarter was $156 million.
•Capex invested during the quarter was $19.9 million.
RECENT OPERATING HIGHLIGHTS
•In mid-December 2024, the Company launched a transformative strategic initiative designed to drive outsized EBITDA growth and substantially improve shareholder value. The initiative, labeled “GRO AHT,” centers around three core pillars: G&A Reduction, Revenue Maximization, and Operational Efficiency.

AHT Reports First Quarter Results

May 6, 2025
•During the quarter, the Company completed the sale of the 315-room Courtyard Boston Downtown located in Boston, Massachusetts for $123.0 million ($390,500 per key).
•During the quarter, the Company completed a refinancing of 16 hotels for $580 million.
•During the quarter, the Company announced that it had fully paid off its strategic financing, including the exit fee, utilizing excess proceeds from its $580 million refinancing.
•During the quarter, the Company successfully extended its mortgage loan secured by the 141-room Hotel Indigo Atlanta Midtown in Atlanta, Georgia.
•During the quarter, the Company closed the offering of its Series J and Series K non-traded preferred stock. During the offering period, the Company issued approximately $212 million in gross proceeds.
GRO AHT: EARLY RESULTS
During the quarter, the Company made several announcements regarding its “GRO AHT” initiative, and reported progress towards its goal of delivering $50 million in annual run-rate EBITDA improvement. Going forward, the Company expects fully-implemented initiatives to contribute more than $30 million per year in incremental EBITDA, with several additional initiatives underway. The success of “GRO AHT” reflects the firm commitment that Ashford Trust, along with its advisor and property managers, has made to optimizing financial performance while ensuring long-term sustainability.
CAPITAL STRUCTURE
As of March 31, 2025, the Company had total loans of $2.6 billion with a blended average interest rate of 8.1%, taking into account in-the-money interest rate caps. Based on the current level of SOFR, and the Company’s corresponding interest rate caps, approximately 23% of the Company’s current consolidated debt is effectively fixed and approximately 77% is effectively floating.
During the quarter, the Company completed the sale of the 315-room Courtyard Boston Downtown located in Boston, Massachusetts for $123.0 million ($390,500 per key). When adjusted for the Company’s anticipated capital expenditures, the sale price represented a 5.9% capitalization rate on net operating income for the trailing twelve months ended September 30, 2024, or 14.3x Hotel EBITDA for the same time period. Excluding the anticipated capital spend, the sale price represents a 6.9% capitalization rate on net operating income for the trailing twelve months ended September 30, 2024, or 12.3x Hotel EBITDA for the same time period.
During the quarter, the Company closed on a $580 million refinancing secured by 16 hotels. The financing includes the hotels that were previously part of the Company’s KEYS Pool C Loan, KEYS Pool D Loan, KEYS Pool E Loan, and the BAML Pool 3 Loan, together with the Westin Princeton. The previous loans had a combined outstanding loan balance of approximately $438.7 million. The new financing is non-recourse, has a two-year term with three one-year extension options, subject to the satisfaction of certain conditions, and bears interest at a floating interest rate of SOFR + 4.37%. The Company used approximately $72 million of the excess proceeds to completely pay off the remaining balance on its strategic financing, including the exit fee. The remaining excess proceeds were used to fund transaction costs and reserves for future capital expenditures. The financing amount represented a loan-to-value ratio of approximately 67% based on the as-is appraised values of the properties.
During the quarter, the Company successfully extended its mortgage loan secured by the 141-room Hotel Indigo Atlanta Midtown in Atlanta, Georgia. The extension provides for an initial maturity in February of 2026 and a one-year extension option, subject to the satisfaction of certain conditions, with a final maturity date in February 2027. The loan has a current balance of $12.3 million and bears interest at a floating rate of SOFR + 2.75%.

AHT Reports First Quarter Results

May 6, 2025
The Company did not pay a dividend on its common stock and common units for the first quarter ended March 31, 2025. The Board of Directors will continue to monitor the situation and assess future quarterly common dividend declarations. The Company is current on the dividends on its outstanding preferred stock and plans to pay dividends on its outstanding preferred stock on a current basis going forward.
On March 31, 2025, the offering for the Company’s Series J and Series K non-traded preferred stock closed. During the offering period, the Company issued approximately $212 million in gross proceeds and currently has 7,679,765 of its Series J and 755,647 shares of its Series K non-traded preferred stock outstanding.
“I’m extremely pleased with Ashford Trust’s strong first quarter financial results, underscored by solid RevPAR growth of approximately 3.2%,” commented Stephen Zsigray, President and Chief Executive Officer of Ashford Trust. “Our improved performance reflects the success of the strategic decisions implemented over the past several quarters and the early positive impact of our initiatives to grow ancillary revenue streams.” Mr. Zsigray continued, “Notably, completely eliminating our corporate-level debt strengthens our balance sheet and, combined with the recently announced “GRO AHT” initiative, positions Ashford Trust for long-term success. We remain focused on maximizing the performance and value of our portfolio and believe our assets are well-positioned to deliver meaningful outperformance in the quarters ahead. As we look to the remainder of 2025, we’re encouraged by sustained strength in group demand and remain focused on executing our “GRO AHT” strategy to drive outsized EBITDA growth. We’re excited about the opportunities ahead and look forward to beginning the next chapter for Ashford Trust.”
INVESTOR CONFERENCE CALL AND SIMULCAST
Ashford Hospitality Trust, Inc. will conduct a conference call on Wednesday, May 7, 2025, at 11:00 a.m. ET. The number to call for this interactive teleconference is (646) 307-1963. A replay of the conference call will be available through Wednesday, May 14, 2025, by dialing (609) 800-9909 and entering the confirmation number, 9727869.
The Company will also provide an online simulcast and rebroadcast of its first quarter 2025 earnings release conference call. The live broadcast of Ashford Hospitality Trust’s quarterly conference call will be available online at the Company’s website, www.ahtreit.com, on Wednesday, May 7, 2025, beginning at 11:00 a.m. ET. The online replay will follow shortly after the call and continue for approximately one year.
We use certain non-GAAP measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of our operational results and make comparisons of operating results among peer real estate investment trusts more meaningful. Non-GAAP financial measures, which should not be relied upon as a substitute for GAAP measures, used in this press release are FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA. Please refer to our most recently filed Annual Report on Form 10-K for a more detailed description of how these non-GAAP measures are calculated. The reconciliations of non-GAAP measures to the closest GAAP measures are provided below and provide further details of our results for the period being reported.
This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities. Securities will be offered only by means of a registration statement and prospectus which can be found at www.sec.gov.
* * * * *

AHT Reports First Quarter Results

May 6, 2025
Ashford Hospitality Trust is a real estate investment trust (REIT) focused on investing predominantly in upper upscale, full-service hotels.
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Trust’s control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: our ability to repay, refinance, or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Ashford Trust’s filings with the Securities and Exchange Commission.
The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider these risks when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)
(unaudited)

	March 31, 2025	December 31, 2024
ASSETS
Investments in hotel properties, gross	$3,334,874	$3,350,086
Accumulated depreciation	(1,036,328)	(1,030,879)
Investments in hotel properties, net	2,298,546	2,319,207
Contract asset	376,717	366,671
Cash and cash equivalents	85,787	112,907
Restricted cash	139,190	99,695
Accounts receivable, net of allowance of $507 and $435 respectively	48,020	35,579
Inventories	3,684	3,631
Notes receivable, net	10,958	10,565
Investment in unconsolidated entities	7,159	7,590
Deferred costs, net	1,817	1,788
Prepaid expenses	19,553	11,667
Derivative assets, net	3,313	2,594
Operating lease right-of-use assets	43,706	43,780
Other assets	21,049	26,680
Intangible assets, net	797	797
Due from third-party hotel managers	22,125	21,206
Assets held for sale	—	96,628
Total assets	$3,082,421	$3,160,985

LIABILITIES AND EQUITY (DEFICIT)
Liabilities:
Indebtedness, net	$2,651,183	$2,629,289
Indebtedness associated with hotels in receivership	314,640	314,640
Finance lease liability	17,903	17,992
Other finance liability	27,092	27,058
Accounts payable and accrued expenses	129,185	137,506
Accrued interest payable	17,658	10,212
Accrued interest associated with hotels in receivership	62,077	52,031
Dividends and distributions payable	4,125	3,952
Due to Ashford Inc., net	17,600	25,635
Due to related parties, net	4,532	2,850
Due to third-party hotel managers	1,421	1,145
Intangible liabilities, net	1,973	1,981
Operating lease liabilities	44,263	44,369
Other liabilities	4,899	4,972
Liabilities associated with assets held for sale	—	99,139
Total liabilities	3,298,551	3,372,771

Redeemable noncontrolling interests in operating partnership	22,262	22,509
Series J Redeemable Preferred Stock, $0.01 par value, 7,677,717 and 6,799,638 shares issued and outstanding at March 31, 2025 and December 31, 2024, respectively	177,247	156,671
Series K Redeemable Preferred Stock, $0.01 par value, 759,086 and 601,175 shares issued and outstanding at March 31, 2025 and December 31, 2024, respectively	18,779	14,869
Equity (deficit):
Preferred stock, $0.01 par value, 55,000,000 shares authorized :
Series D Cumulative Preferred Stock, 1,111,127 and 1,111,127 shares issued and outstanding at March 31, 2025 and December 31, 2024, respectively	11	11
Series F Cumulative Preferred Stock, 1,037,044 and 1,037,044 shares issued and outstanding at March 31, 2025 and December 31, 2024, respectively	10	10
Series G Cumulative Preferred Stock, 1,470,948 and 1,470,948 shares issued and outstanding at March 31, 2025 and December 31, 2024, respectively	15	15
Series H Cumulative Preferred Stock, 1,037,956 and 1,037,956 shares issued and outstanding at March 31, 2025 and December 31, 2024, respectively	10	10
Series I Cumulative Preferred Stock, 1,034,303 and 1,034,303 shares issued and outstanding at March 31, 2025 and December 31, 2024, respectively	11	11
Common stock, $0.01 par value, 395,000,000 shares authorized, 5,790,076 and 5,636,595 shares issued and outstanding at March 31, 2025 and December 31, 2024, respectively	58	56
Additional paid-in capital	2,393,647	2,392,518
Accumulated deficit	(2,839,867)	(2,811,868)
Total stockholders' equity (deficit) of the Company	(446,105)	(419,237)
Noncontrolling interests in consolidated entities	11,687	13,402
Total equity (deficit)	(434,418)	(405,835)
Total liabilities and equity/deficit	$3,082,421	$3,160,985

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended
	March 31,
	2025	2024
REVENUE
Rooms	$206,301	$229,207
Food and beverage	54,529	57,358
Other	16,220	16,692
Total hotel revenue	277,050	303,257
Other	309	639
Total revenue	277,359	303,896
EXPENSES
Hotel operating expenses
Rooms	47,790	54,680
Food and beverage	35,726	37,831
Other expenses	95,110	106,826
Management fees	9,848	11,550
Total hotel operating expenses	188,474	210,887
Property taxes, insurance and other	16,049	17,364
Depreciation and amortization	37,339	40,544
Advisory services fee:
Base advisory fee	8,195	8,220
Reimbursable expenses	3,208	6,445
Stock/unit-based compensation	(67)	536
Incentive fee	93	—
Stirling performance participation fee	116	—
Corporate, general and administrative:
Stock/unit-based compensation	13	28
Other general and administrative	4,319	8,244
Total operating expenses	257,739	292,268
Gain (loss) on consolidation of VIE and disposition of assets and hotel properties	31,868	6,956
Gain (loss) on derecognition of assets	10,046	133,909
OPERATING INCOME (LOSS)	61,534	152,493
Equity in earnings (loss) of unconsolidated entities	(431)	(534)
Interest income	1,214	1,984
Other income (expense), net	—	36
Interest expense, net of discount amortization	(61,602)	(71,753)
Interest expense associated with hotels in receivership	(10,046)	(12,098)
Amortization of loan costs	(5,200)	(2,208)
Write-off of premiums, loan costs and exit fees	(4,597)	(18)
Gain (loss) on extinguishment of debt	(13)	45
Realized and unrealized gain (loss) on derivatives	(2,740)	4,761
INCOME (LOSS) BEFORE INCOME TAXES	(21,881)	72,708
Income tax benefit (expense)	(317)	(303)
NET INCOME (LOSS)	(22,198)	72,405
(Income) loss attributable to noncontrolling interest in consolidated entities	1,776	9
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	451	(853)
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(19,971)	71,561
Preferred dividends	(6,729)	(5,011)
Deemed dividends on redeemable preferred stock	(1,057)	(682)
Gain (loss) on extinguishment of preferred stock	—	1,573
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(27,757)	$67,441

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(4.91)	$17.45
Weighted average common shares outstanding – basic	5,651	3,846
Diluted:
Net income (loss) attributable to common stockholders	$(4.91)	$5.99
Weighted average common shares outstanding – diluted	5,651	11,673
Dividends declared per common share	$—	$—

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, EBITDAre AND ADJUSTED EBITDAre
(in thousands)
(unaudited)

	Three Months Ended
	March 31,
	2025	2024
Net income (loss)	$(22,198)	$72,405
Interest expense and amortization of discounts and loan costs, net	66,802	73,961
Interest expense associated with hotels in receivership	10,046	12,098
Depreciation and amortization	37,339	40,544
Income tax expense (benefit)	317	303
Equity in (earnings) loss of unconsolidated entities	431	534
Company's portion of EBITDA of unconsolidated entities	120	(166)
EBITDA	92,857	199,679
(Gain) loss on consolidation of VIE and disposition of assets and hotel properties	(31,868)	(6,956)
(Gain) loss on derecognition of assets	(10,046)	(133,909)
EBITDAre	50,943	58,814
Amortization of unfavorable contract liabilities	(31)	(31)
Transaction and conversion costs	1,928	4,956
Write-off of premiums, loan costs and exit fees	4,597	18
Realized and unrealized (gain) loss on derivatives	2,740	(4,761)
Stock/unit-based compensation	(54)	564
Legal, advisory and settlement costs	797	—
Other (income) expense, net	—	(35)
Incentive fee	93	—
Stirling performance participation fee	116	—
(Gain) loss on extinguishment of debt	13	(45)
Severance	521	—
Adjusted EBITDAre	$61,663	$59,480
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS (“FFO”) AND ADJUSTED FFO
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended
	March 31,
	2025	2024
Net income (loss)	$(22,198)	$72,405
(Income) loss attributable to noncontrolling interest in consolidated entities	1,776	9
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	451	(853)
Preferred dividends	(6,729)	(5,011)
Deemed dividends on redeemable preferred stock	(1,057)	(682)
Gain (loss) on extinguishment of preferred stock	—	1,573
Net income (loss) attributable to common stockholders	(27,757)	67,441
Depreciation and amortization on real estate	36,550	40,544
(Gain) loss on consolidation of VIE and disposition of assets and hotel properties	(31,868)	(6,956)
(Gain) loss on derecognition of assets	(10,046)	(133,909)
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(451)	853
Equity in (earnings) loss of unconsolidated entities	431	534
Company's portion of FFO of unconsolidated entities	(233)	(407)
FFO available to common stockholders and OP unitholders	(33,374)	(31,900)
Deemed dividends on redeemable preferred stock	1,057	682
(Gain) loss on extinguishment of preferred stock	—	(1,573)
Transaction and conversion costs	1,928	4,956
Write-off of premiums, loan costs and exit fees	4,597	18
Unrealized (gain) loss on derivatives	3,432	3,953
Stock/unit-based compensation	(54)	564
Legal, advisory and settlement costs	797	—
Other (income) expense, net	—	(35)
Amortization of credit facility exit fee	—	844
Amortization of loan costs	5,163	2,208
Incentive fee	93	—
Stirling performance participation fee	116	—
(Gain) loss on extinguishment of debt	13	(45)
Interest expense associated with hotels in receivership	10,046	6,551
Severance	521	—
Company's portion of adjustments to FFO of unconsolidated entities	40	—
Adjusted FFO available to common stockholders and OP unitholders	$(5,625)	$(13,777)
Adjusted FFO per diluted share available to common stockholders and OP unitholders	$(0.98)	$(3.54)
Weighted average diluted shares	5,761	3,896

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS
March 31, 2025
(dollars in thousands)
(unaudited)

Indebtedness	Current Maturity	Final Maturity (13)	Interest Rate (12)	Fixed-Rate Debt	Floating-Rate Debt	Total Debt		TTM Hotel Net Income	TTM Hotel Net Income Debt Yield	Comparable TTM Hotel EBITDA (14)	Comparable TTM Hotel EBITDA Debt Yield
US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	March 2025	March 2025	4.66%	$21,971	$—	$21,971	(2)	$(1,452)	(6.6)%	$2,023	9.2%
Morgan Stanley Pool - 17 hotels	April 2025	April 2025	SOFR (1) + 3.39%	—	409,750	409,750	(3)	18,574	4.5%	43,371	10.6%
BAML Highland Pool - 18 hotels	April 2025	April 2025	SOFR (1) + 3.70%	—	743,625	743,625	(4)	86,140	11.6%	87,148	11.7%
Aareal Le Pavillon - 1 hotel	December 2025	December 2027	SOFR (1) + 4.00%	—	37,000	37,000	(5)	(8,031)	(21.7)%	1,341	3.6%
JPMorgan Chase - 8 hotels	April 2025	February 2026	SOFR (1) + 3.28%	—	325,000	325,000	(6)	(56,663)	(17.4)%	24,453	7.5%
BAML Indigo Atlanta - 1 hotel	February 2026	February 2027	SOFR (1) + 2.75%	—	12,330	12,330	(7)	(313)	(2.5)%	2,131	17.3%
Aareal Alexandria/La Posada - 2 hotels	May 2026	May 2028	SOFR (1) + 4.00%	—	98,450	98,450	(8)	5,519	5.6%	10,492	10.7%
BAML Nashville - 1 hotel	May 2026	May 2029	SOFR (1) + 3.98%	—	267,200	267,200	(9)	26,802	10.0%	36,519	13.7%
BAML/Sculptor KEYS 16 Pool - 16 hotels	February 2027	February 2030	SOFR (1) + 4.37%	—	580,000	580,000	(9)	37,338	6.4%	69,201	11.9%
Torchlight Marriott Crystal Gateway - 1 hotel	November 2027	November 2029	SOFR (1) + 4.75%	—	121,500	121,500	(10)	12,573	10.3%	16,744	13.8%
Unencumbered Hotel - 1 hotel				—	—	—		1,564	N/A	4,094	N/A
Total				$21,971	$2,594,855	$2,616,826		$122,051	4.7%	$297,517	11.4%
Percentage				0.8%	99.2%	100.0%
Weighted average interest rate (11) (12)				4.66%	8.08%	8.06%
All indebtedness is non-recourse.
The amounts do not include amounts related to the consolidation of 815 Commerce Managing Member, LLC, which includes the operations of the Le Meridien, Stirling REIT OP, LP and debt associated with hotels in receivership.
(1)    SOFR rate was 4.32% at March 31, 2025.
(2)    As of March 31, 2025, this mortgage loan was in default under the terms and conditions of the mortgage loan agreement. Default interest of 5.00% was accrued in addition to the stated interest rate, in accordance with the terms of the mortgage loan agreement, and is reflected in the Company’s consolidated balance sheet and statement of operations.
(3)    As of March 31, 2025, this mortgage loan was in default under the terms and conditions of the mortgage loan agreement. Default interest of 4.00% was accrued in addition to the stated interest rate, in accordance with the terms of the mortgage loan agreement, and is reflected in the Company’s consolidated balance sheet and statement of operations. On April 9, 2025, this mortgage loan was amended and was no longer in default. Terms of the amendment included extending the current maturity date from April 2025 to March 2026, and adding two one-year extension options, subject to the satisfaction of certain conditions.
(4)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The fifth one-year extension period began in April 2024. On April 8,2025, this loan entered into 30 day forbearance period extending the maturity to May 8, 2025.
(5)    This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions. The first one-year extension option began in December 2024. This mortgage loan has a SOFR floor of 0.50%.
(6)     This mortgage loan has six one-year extension options, subject to satisfaction of certain conditions. The fifth one-year extension period began in February 2024. In March 2025 and April 2025, the mortgage loan was amended to extend the current maturity to April 2025 and May 2025, respectively.
(7)    This mortgage loan has one one-year extension option, subject to satisfaction of certain conditions.
(8)    This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions. This mortgage loan has a SOFR floor of 0.50%.
(9)    This mortgage loan has three one-year extension option, subject to satisfaction of certain conditions.
(10)    This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions. This mortgage loan has a SOFR floor of 2.75%.
(11)    The weighted average interest rates are adjusted for in-the-money interest rate caps.
(12)     Interest rates do not include default or late payment rates in effect on some mortgage loans.
(13)    The final maturity date assumes all available extension options will be exercised.
(14)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED
March 31, 2025
(dollars in thousands)
(unaudited)

	2025	2026	2027	2028	2029	Thereafter	Total
US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	$21,971	$—	$—	$—	$—	$—	$21,971
Morgan Stanley Pool - 17 hotels (1)	409,750	—	—	—	—	—	409,750
BAML Highland Pool - 18 hotels	743,625	—	—	—	—	—	743,625
JPMorgan Chase - 8 hotels	—	325,000	—	—	—	—	325,000
BAML Indigo Atlanta - 1 hotel	—	—	12,330	—	—	—	12,330
Aareal Le Pavillon - 1 hotel	—	—	35,000	—	—	—	35,000
Aareal Alexandria/La Posada - 2 hotels	—	—	—	98,450	—	—	98,450
BAML Nashville - 1 hotel	—	—	—	—	267,200	—	267,200
Torchlight Marriott Gateway - 1 hotel	—	—	—	—	121,500	—	121,500
BAML/Sculptor KEYS 16 Pool - 16 hotels	—	—	—	—	—	580,000	580,000
Principal due in future periods	1,175,346	325,000	47,330	98,450	388,700	580,000	2,614,826
Scheduled amortization payments remaining	—	1,000	1,000	—	—	—	2,000
Total indebtedness	$1,175,346	$326,000	$48,330	$98,450	$388,700	$580,000	$2,616,826
The amounts do not include amounts related to the consolidation of 815 Commerce Managing Member, LLC, which includes the operations of the Le Meridien, Stirling REIT OP, LP and debt associated with hotels in receivership.
(1)    This mortgage loan was amended in April 2025. Terms of the amendment included extending the final maturity from April 2025 to March 2028.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS
(unaudited)

ALL HOTELS:
	Three Months Ended March 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2025	2025	2025	2024	2024	2024	% Variance	% Variance
Rooms revenue (in thousands)	$206,302	$(4,161)	$202,141	$229,208	$(33,384)	$195,824	(9.99)%	3.23%
RevPAR	$132.04	$(105.91)	$132.71	$125.30	$(108.88)	$128.60	5.38%	3.19%
Occupancy	67.98%	(75.55)%	67.78%	66.90%	(65.16)%	67.25%	1.61%	0.79%
ADR	$194.24	$(140.17)	$195.80	$187.30	$(167.10)	$191.24	3.71%	2.38%

NOTES:
(1)    The above comparable information assumes the 68 hotel properties owned and included in the Company’s operations at March 31, 2025, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.

ALL HOTELS NOT UNDER RENOVATION:
	Three Months Ended March 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2025	2025	2025	2024	2024	2024	% Variance	% Variance
Rooms revenue (in thousands)	$201,382	$(4,161)	$197,221	$223,943	$(33,384)	$190,559	(10.07)%	3.50%
RevPAR	$132.67	$(105.91)	$133.38	$125.51	$(108.88)	$128.96	5.71%	3.43%
Occupancy	68.25%	(75.55)%	68.05%	66.96%	(65.16)%	67.33%	1.93%	1.07%
ADR	$194.40	$(140.17)	$196.00	$187.44	$(167.10)	$191.52	3.72%	2.34%

NOTES:
(1)    The above comparable information assumes the 64 hotel properties owned and included in the Company’s operations at March 31, 2025, and not under renovation during the three months ended March 31, 2025, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    Excluded hotels under renovation:
Courtyard Bloomington, Embassy Suites Palm Beach, Residence Inn Evansville, Hampton Inn Evansville

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) & EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS:	Three Months Ended
	March 31,
	2025	2024	% Variance
Total hotel revenue	$277,051	$303,258	(8.64)%
Non-comparable adjustments	(4,280)	(40,008)
Comparable total hotel revenue	$272,771	$263,250	3.62%

Hotel net income (loss)	$69,126	$30,435	127.13%
Non-comparable adjustments	(32,862)	2,259
Comparable hotel net income (loss)	$36,264	$32,694	10.92%
Hotel net income (loss) margin	24.95%	10.04%	14.91%
Comparable hotel net income margin	13.29%	12.42%	0.87%

Hotel EBITDA	$78,473	$78,312	0.21%
Non-comparable adjustments	(1,323)	(7,304)
Comparable hotel EBITDA	$77,150	$71,008	8.65%
Hotel EBITDA margin	28.32%	25.82%	2.50%
Comparable hotel EBITDA margin	28.28%	26.97%	1.31%
NOTES:
(1)    The above comparable information assumes the 68 hotel properties owned and included in the Company’s operations at March 31, 2025, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) & EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS NOT UNDER RENOVATION:	Three Months Ended
	March 31,
	2025	2024	% Variance
Total hotel revenue	$271,662	$297,584	(8.71)%
Non-comparable adjustments	(4,280)	(40,008)
Comparable total hotel revenue	$267,382	$257,576	3.81%

Hotel net income (loss)	$69,225	$29,747	132.71%
Non-comparable adjustments	(32,862)	2,258
Comparable hotel net income (loss)	$36,363	$32,005	13.62%
Hotel net income (loss) margin	25.48%	10.00%	15.48%
Comparable hotel net income margin	13.60%	12.43%	1.17%

Hotel EBITDA	$76,842	$76,751	0.12%
Non-comparable adjustments	(1,323)	(7,304)
Comparable hotel EBITDA	$75,519	$69,447	8.74%
Hotel EBITDA margin	28.29%	25.79%	2.50%
Comparable hotel EBITDA margin	28.24%	26.96%	1.28%
NOTES:
(1)    The above comparable information assumes the 64 hotel properties owned and included in the Company’s operations at March 31, 2025, and not under renovation during the three months ended March 31, 2025, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.
(3)    Excluded hotels under renovation:
Courtyard Bloomington, Embassy Suites Palm Beach, Residence Inn Evansville, Hampton Inn Evansville

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVENUE, NET INCOME (LOSS) & EBITDA FOR TRAILING TWELVE MONTHS
(dollars in thousands)
(unaudited)

	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable
	2025	2025	2025	2024	2024	2024	2024	2024	2024	2024	2024	2024
	1st Quarter	1st Quarter	1st Quarter	4th Quarter	4th Quarter	4th Quarter	3rd Quarter	3rd Quarter	3rd Quarter	2nd Quarter	2nd Quarter	2nd Quarter
Total hotel revenue	$277,051	$(4,280)	$272,771	$275,060	$(11,728)	$263,332	$276,019	$(13,321)	$262,698	$315,797	$(22,455)	$293,342
Hotel net income (loss)	$69,126	$(32,862)	$36,264	$(37,125)	$(1,813)	$(38,938)	$32,678	$(5,539)	$27,139	$140,679	$(89,600)	$51,079
Hotel net income (loss) margin	24.95%		13.29%	(13.50)%		(14.79)%	11.84%		10.33%	44.55%		17.41%
Hotel EBITDA	$78,473	$(1,323)	$77,150	$69,415	$(3,897)	$65,518	$71,833	$(5,170)	$66,663	$95,134	$(6,424)	$88,710
Hotel EBITDA margin	28.32%		28.28%	25.24%		24.88%	26.02%		25.38%	30.13%		30.24%

Hotel net income (loss) % of total TTM	33.7%		48.0%	(18.1)%		(51.5)%	15.9%		35.9%	68.5%		67.6%
EBITDA % of total TTM	24.9%		25.9%	22.0%		22.0%	22.8%		22.4%	30.2%		29.8%

JV interests in Hotel net income (loss)	$(1,544)		$(1,544)	$(2,771)		$(2,771)	$(414)		$(414)	$—		$—
JV interests in EBITDA	$321		$321	$(63)		$(63)	$113		$113	$—		$—

	Actual	Non-comparable Adjustments	Comparable
	2025	2025	2025
	TTM	TTM	TTM
Total hotel revenue	$1,143,927	$(51,784)	$1,092,143
Hotel net income (loss)	$205,358	$(129,814)	$75,544
Hotel net income (loss) margin	17.95%		6.92%
Hotel EBITDA	$314,855	$(16,814)	$298,041
Hotel EBITDA margin	27.52%		27.29%

Hotel net income (loss) % of total TTM	100.0%		100.0%
EBITDA % of total TTM	100.0%		100.0%

JV interests in Hotel net income (loss)	$(4,729)		$(4,729)
JV interests in EBITDA	$371		$371
NOTES:
(1)    The above comparable information assumes the 68 hotel properties owned and included in the Company’s operations at March 31, 2025, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVPAR BY MARKET
(unaudited)

			Three Months Ended March 31,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
			2025	2025	2025	2024	2024	2024	% Variance	% Variance
Atlanta, GA Area	4	939	$143.67	$(104.79)	$151.50	$119.52	$(84.57)	$136.26	20.2%	11.2%
Boston, MA Area	—	—	38.81	(38.81)	—	142.10	(142.10)	—	(72.7)%	—%
Dallas / Ft. Worth, TX Area	5	1,396	126.14	—	126.14	114.00	(76.18)	120.97	10.6%	4.3%
Houston, TX Area	3	695	111.58	—	111.58	97.24	—	97.24	14.7%	14.7%
Los Angeles, CA Metro Area	4	1,312	155.67	—	155.67	148.74	(84.48)	158.65	4.7%	(1.9)%
Miami, FL Metro Area	2	414	248.44	—	248.44	244.66	—	244.66	1.5%	1.5%
Minneapolis - St. Paul, MN Area	2	520	51.31	—	51.31	53.87	—	53.87	(4.8)%	(4.8)%
Nashville, TN Area	1	674	227.55	—	227.55	220.63	—	220.63	3.1%	3.1%
New York / New Jersey Metro Area	4	1,159	80.78	—	80.78	75.02	(55.84)	77.59	7.7%	4.1%
Orlando, FL Area	2	524	147.41	—	147.41	145.63	—	145.63	1.2%	1.2%
Philadelphia, PA Area	1	263	91.89	—	91.89	72.76	(28.18)	94.99	26.3%	(3.3)%
San Diego, CA Area	2	410	136.74	—	136.74	139.59	—	139.59	(2.0)%	(2.0)%
San Francisco - Oakland, CA Metro Area	3	793	125.52	—	125.52	112.90	(85.16)	124.55	11.2%	0.8%
Tampa, FL Area	2	571	199.33	—	199.33	185.40	—	185.40	7.5%	7.5%
Washington D.C. - MD - VA Area	9	2,428	141.03	—	141.03	134.99	—	134.99	4.5%	4.5%
Other Areas	24	4,826	115.29	(116.67)	115.23	116.31	(131.50)	112.63	(0.9)%	2.3%
Total Portfolio	68	16,924	$132.04	$(105.91)	$132.71	$125.30	$(108.88)	$128.60	5.4%	3.2%
NOTES:
(1)    The above comparable information assumes the 68 hotel properties owned and included in the Company’s operations at March 31, 2025, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) BY MARKET
(in thousands)
(unaudited)

			Three Months Ended March 31,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Comparable
			2025	2025	2025		2024	2024	2024		% Variance	% Variance
Atlanta, GA Area	4	939	$2,631	$(93)	$2,538	7.0%	$1,193	$158	$1,351	4.1%	120.5%	87.9%
Boston, MA Area	—	—	31,828	(31,828)	—	—%	(3,059)	3,059	—	—%	1,140.5%	—%
Dallas / Ft. Worth, TX Area	5	1,396	2,244	—	2,244	6.2%	2,398	1,016	3,414	10.4%	(6.4)%	(34.3)%
Houston, TX Area	3	695	712	—	712	2.0%	102	—	102	0.3%	598.0%	598.0%
Los Angeles, CA Metro Area	4	1,312	4,573	—	4,573	12.6%	1,431	3,015	4,446	13.6%	219.6%	2.9%
Miami, FL Metro Area	2	414	4,101	—	4,101	11.3%	4,121	—	4,121	12.6%	(0.5)%	(0.5)%
Minneapolis - St. Paul, MN Area	2	520	(1,095)	—	(1,095)	(3.0)%	(1,289)	—	(1,289)	(3.9)%	15.1%	15.1%
Nashville, TN Area	1	674	7,023	—	7,023	19.4%	5,811	—	5,811	17.8%	20.9%	20.9%
New York / New Jersey Metro Area	4	1,159	(638)	—	(638)	(1.8)%	(1,823)	876	(947)	(2.9)%	65.0%	32.6%
Orlando, FL Area	2	524	2,070	—	2,070	5.7%	1,752	—	1,752	5.4%	18.2%	18.2%
Philadelphia, PA Area	1	263	(27)	(2)	(29)	(0.1)%	(979)	830	(149)	(0.5)%	97.2%	80.5%
San Diego, CA Area	2	410	932	—	932	2.6%	1,101	—	1,101	3.4%	(15.3)%	(15.3)%
San Francisco - Oakland, CA Metro Area	3	793	(86)	212	126	0.3%	11	208	219	0.7%	(881.8)%	(42.5)%
Tampa, FL Area	2	571	5,293	—	5,293	14.6%	4,522	—	4,522	13.8%	17.0%	17.0%
Washington D.C. - MD - VA Area	9	2,428	7,075	—	7,075	19.5%	5,840	—	5,840	17.9%	21.1%	21.1%
Other Areas	24	4,826	2,490	(1,151)	1,339	3.7%	9,303	(6,903)	2,400	7.3%	(73.2)%	(44.2)%
Total Portfolio	68	16,924	$69,126	$(32,862)	$36,264	100.0%	$30,435	$2,259	$32,694	100.0%	127.1%	10.9%
NOTES:
(1)    The above comparable information assumes the 68 hotel properties owned and included in the Company’s operations at March 31, 2025, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA BY MARKET
(in thousands)
(unaudited)

			Three Months Ended March 31,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Comparable
			2025	2025	2025		2024	2024	2024		% Variance	% Variance
Atlanta, GA Area	4	939	$5,558	$(514)	$5,044	6.5%	$4,617	$(645)	$3,972	5.6%	20.4%	27.0%
Boston, MA Area	—	—	12	(12)	—	—%	884	(884)	—	—%	(98.6)%	—%
Dallas / Ft. Worth, TX Area	5	1,396	7,889	—	7,889	10.2%	6,868	(393)	6,475	9.1%	14.9%	21.8%
Houston, TX Area	3	695	2,380	—	2,380	3.1%	1,767	2	1,769	2.5%	34.7%	34.5%
Los Angeles, CA Metro Area	4	1,312	6,822	—	6,822	8.8%	6,802	(181)	6,621	9.3%	0.3%	3.0%
Miami, FL Metro Area	2	414	5,558	—	5,558	7.2%	5,203	—	5,203	7.3%	6.8%	6.8%
Minneapolis - St. Paul, MN Area	2	520	(363)	—	(363)	(0.5)%	(506)	2	(504)	(0.7)%	28.3%	28.0%
Nashville, TN Area	1	674	9,476	—	9,476	12.3%	8,284	—	8,284	11.7%	14.4%	14.4%
New York / New Jersey Metro Area	4	1,159	1,413	—	1,413	1.8%	1,347	(110)	1,237	1.7%	4.9%	14.2%
Orlando, FL Area	2	524	2,935	—	2,935	3.8%	2,720	—	2,720	3.8%	7.9%	7.9%
Philadelphia, PA Area	1	263	346	(2)	344	0.4%	(28)	267	239	0.3%	1,335.7%	43.9%
San Diego, CA Area	2	410	1,683	—	1,683	2.2%	1,681	—	1,681	2.4%	0.1%	0.1%
San Francisco - Oakland, CA Metro Area	3	793	2,718	—	2,718	3.5%	3,044	(226)	2,818	4.0%	(10.7)%	(3.5)%
Tampa, FL Area	2	571	5,998	—	5,998	7.8%	5,360	2	5,362	7.6%	11.9%	11.9%
Washington D.C. - MD - VA Area	9	2,428	11,240	—	11,240	14.6%	10,627	3	10,630	15.0%	5.8%	5.7%
Other Areas	24	4,826	14,808	(795)	14,013	18.3%	19,642	(5,141)	14,501	20.4%	(24.6)%	(3.4)%
Total Portfolio	68	16,924	$78,473	$(1,323)	$77,150	100.0%	$78,312	$(7,304)	$71,008	100.0%	0.2%	8.6%
NOTES:
(1)    The above comparable information assumes the 68 hotel properties owned and included in the Company’s operations at March 31, 2025, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
TOTAL ENTERPRISE VALUE
March 31, 2025
(in thousands, except share price)
(unaudited)

March 31, 2025
Common stock shares outstanding	5,790
Partnership units outstanding	121
Combined common stock shares and partnership units outstanding	5,911
Common stock price	$7.17
Market capitalization	$42,382
Series D cumulative preferred stock	$27,778
Series F cumulative preferred stock	$25,926
Series G cumulative preferred stock	$36,774
Series H cumulative preferred stock	$25,949
Series I cumulative preferred stock	$25,858
Series J redeemable preferred stock	$191,943
Series K redeemable preferred stock	$18,977
Indebtedness	$2,616,826
Net working capital (see below)	$(156,089)
Total enterprise value (TEV)	$2,856,324

Cash and cash equivalents	$80,656
Restricted cash	$135,780
Accounts receivable, net	$47,658
Prepaid expenses	$19,110
Due from third-party hotel managers, net	$20,728
Total current assets	$303,932

Accounts payable, net & accrued expenses	$127,106
Dividends and distributions payable	$4,124
Due to affiliates, net	$16,613
Total current liabilities	$147,843

Net working capital	$156,089

The amounts do not include amounts related to the consolidation of 815 Commerce Managing Member, LLC, which includes the operations of the Le Meridien, Stirling REIT OP, LP and debt associated with hotels in receivership.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
ANTICIPATED CAPITAL EXPENDITURES CALENDAR (a)

		2025
		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
	Rooms	Actual	Estimated	Estimated	Estimated
Courtyard Bloomington	117	x	x		x
Embassy Suites Palm Beach	160	x
Hampton Inn Evansville	140	x	x
Hilton Garden Inn Austin Downton	254		x	x
Hilton Garden Inn Virginia Beach	176				x
Residence Inn Evansville	78	x	x		x
Sheraton Anchorage	370				x
Sheraton Misson Valley	260				x
Westin Princeton	296				x
Total		4	4	1	6
(a)    Only hotels which have had or are expected to have significant capital expenditures that could result in displacement in 2025 are included in this table.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	2025	2024	2024	2024	March 31, 2025
	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	TTM
Net income (loss)	$69,126	$(37,125)	$32,678	$140,679	$205,358
Non-property adjustments	(31,855)	59,274	(2,771)	(85,986)	(61,338)
Interest income	(346)	(408)	(482)	(420)	(1,656)
Interest expense	3,065	3,181	2,206	2,086	10,538
Amortization of loan costs	106	118	77	76	377
Depreciation and amortization	37,290	37,256	37,691	37,139	149,376
Income tax expense (benefit)	—	(22)	26	29	33
Non-hotel EBITDA ownership expense	1,087	7,141	2,408	1,531	12,167
Hotel EBITDA including amounts attributable to noncontrolling interest	78,473	69,415	71,833	95,134	314,855
Non-comparable adjustments	(1,323)	(3,897)	(5,170)	(6,424)	(16,814)
Comparable hotel EBITDA	$77,150	$65,518	$66,663	$88,710	$298,041
NOTES:
(1)    The above comparable information assumes the 68 hotel properties owned and included in the Company’s operations at March 31, 2025, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2025
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$69,225	$(99)	$69,126	$(91,324)	$(22,198)
Non-property adjustments	(31,855)	—	(31,855)	31,855	—
Interest income	(346)	—	(346)	346	—
Interest expense	3,065	—	3,065	68,583	71,648
Amortization of loan cost	106	—	106	5,094	5,200
Depreciation and amortization	35,578	1,712	37,290	49	37,339
Income tax expense (benefit)	—	—	—	317	317
Non-hotel EBITDA ownership expense	1,069	18	1,087	(1,087)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	76,842	1,631	78,473	13,833	92,306
Equity in (earnings) loss of unconsolidated entities	—	—	—	431	431
Company's portion of EBITDA of unconsolidated entities	—	—	—	120	120
Hotel EBITDA attributable to the Company and OP unitholders	$76,842	$1,631	$78,473	$14,384	$92,857
Non-comparable adjustments	(1,323)	—	(1,323)
Comparable hotel EBITDA	$75,519	$1,631	$77,150
NOTES:
(1)    The above comparable information assumes the 68 hotel properties owned and included in the Company’s operations at March 31, 2025, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    Excluded hotels under renovation:
Courtyard Bloomington, Embassy Suites Palm Beach, Residence Inn Evansville, Hampton Inn Evansville

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2024
	Hotel Total	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$(37,125)	$(91,974)	$(129,099)
Non-property adjustments	59,274	(59,274)	—
Interest income	(408)	408	—
Interest expense	3,181	66,934	70,115
Amortization of loan cost	118	4,354	4,472
Depreciation and amortization	37,256	49	37,305
Income tax expense (benefit)	(22)	(2,294)	(2,316)
Non-hotel EBITDA ownership expense	7,141	(7,141)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	69,415	(88,938)	(19,523)
Equity in (earnings) loss of unconsolidated entities	—	1,542	1,542
Company's portion of EBITDA of unconsolidated entities	—	130	130
Hotel EBITDA attributable to the Company and OP unitholders	$69,415	$(87,266)	$(17,851)
Non-comparable adjustments	(3,897)
Comparable hotel EBITDA	$65,518
NOTES:
(1)    The above comparable information assumes the 68 hotel properties owned and included in the Company’s operations at March 31, 2025, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2024
	Hotel Total	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$32,678	$(91,806)	$(59,128)
Non-property adjustments	(2,771)	2,771	—
Interest income	(482)	482	—
Interest expense	2,206	72,167	74,373
Amortization of loan cost	77	3,495	3,572
Depreciation and amortization	37,691	49	37,740
Income tax expense (benefit)	26	(471)	(445)
Non-hotel EBITDA ownership expense	2,408	(2,408)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	71,833	(15,721)	56,112
Equity in (earnings) loss of unconsolidated entities	—	133	133
Company's portion of EBITDA of unconsolidated entities	—	257	257
Hotel EBITDA attributable to the Company and OP unitholders	$71,833	$(15,331)	$56,502
Non-comparable adjustments	(5,170)
Comparable hotel EBITDA	$66,663
NOTES:
(1)    The above comparable information assumes the 68 hotel properties owned and included in the Company’s operations at March 31, 2025, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2024
	Hotel Total	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$140,679	$(89,868)	$50,811
Non-property adjustments	(85,986)	85,986	—
Interest income	(420)	420	—
Interest expense	2,086	74,936	77,022
Amortization of loan cost	76	3,262	3,338
Depreciation and amortization	37,139	48	37,187
Income tax expense (benefit)	29	3,426	3,455
Non-hotel EBITDA ownership expense	1,531	(1,531)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	95,134	76,679	171,813
Equity in (earnings) loss of unconsolidated entities	—	162	162
Company's portion of EBITDA of unconsolidated entities	—	215	215
Hotel EBITDA attributable to the Company and OP unitholders	$95,134	$77,056	$172,190
Non-comparable adjustments	(6,424)
Comparable hotel EBITDA	$88,710
NOTES:
(1)    The above comparable information assumes the 68 hotel properties owned and included in the Company’s operations at March 31, 2025, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2024
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$29,747	$688	$30,435	$41,970	$72,405
Non-property adjustments	1,970	—	1,970	(1,970)	—
Interest income	(410)	—	(410)	410	—
Interest expense	4,155	—	4,155	79,696	83,851
Amortization of loan cost	219	—	219	1,989	2,208
Depreciation and amortization	39,349	871	40,220	324	40,544
Income tax expense (benefit)	35	—	35	268	303
Non-hotel EBITDA ownership expense	1,686	2	1,688	(1,688)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	76,751	1,561	78,312	120,999	199,311
Equity in (earnings) loss of unconsolidated entities	—	—	—	534	534
Company's portion of EBITDA of unconsolidated entities	—	—	—	(166)	(166)
Hotel EBITDA attributable to the Company and OP unitholders	$76,751	$1,561	$78,312	$121,367	$199,679
Non-comparable adjustments	(7,304)	—	(7,304)
Comparable hotel EBITDA	$69,447	$1,561	$71,008
NOTES:
(1)    The above comparable information assumes the 68 hotel properties owned and included in the Company’s operations at March 31, 2025, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    Excluded hotels under renovation:
Courtyard Bloomington, Embassy Suites Palm Beach, Residence Inn Evansville, Hampton Inn Evansville

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2025
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$2,631	$31,828	$2,244	$712	$4,573	$4,101	$(1,095)	$7,023	$(638)
Non-property adjustments	—	(31,868)	—	—	—	—	—	—	—
Interest income	(55)	—	—	—	(14)	(2)	—	(25)	—
Interest expense	702	—	1,289	—	—	—	—	—	—
Amortization of loan costs	4	—	53	—	—	—	—	—	—
Depreciation and amortization	2,109	—	3,834	1,755	1,919	1,446	698	2,473	1,882
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	167	52	469	(87)	344	13	34	5	169
Hotel EBITDA including amounts attributable to noncontrolling interest	5,558	12	7,889	2,380	6,822	5,558	(363)	9,476	1,413
Non-comparable adjustments	(514)	(12)	—	—	—	—	—	—	—
Comparable hotel EBITDA	$5,044	$—	$7,889	$2,380	$6,822	$5,558	$(363)	$9,476	$1,413

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$2,070	$(27)	$932	$(86)	$5,293	$7,075	$2,490	$69,126
Non-property adjustments	—	—	—	—	—	—	13	(31,855)
Interest income	(29)	—	(24)	(12)	—	(152)	(33)	(346)
Interest expense	—	—	—	303	—	—	771	3,065
Amortization of loan costs	—	—	—	27	—	—	22	106
Depreciation and amortization	880	359	614	2,038	692	4,250	12,341	37,290
Income tax expense (benefit)	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	14	14	161	448	13	67	(796)	1,087
Hotel EBITDA including amounts attributable to noncontrolling interest	2,935	346	1,683	2,718	5,998	11,240	14,808	78,473
Non-comparable adjustments	—	(2)	—	—	—	—	(795)	(1,323)
Comparable hotel EBITDA	$2,935	$344	$1,683	$2,718	$5,998	$11,240	$14,013	$77,150
NOTES:
(1)    The above comparable information assumes the 68 hotel properties owned and included in the Company’s operations at March 31, 2025, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2024
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$1,193	$(3,059)	$2,398	$102	$1,431	$4,121	$(1,289)	$5,811	$(1,823)
Non-property adjustments	—	—	1,084	—	2,975	—	—	—	727
Interest income	(38)	(58)	(4)	—	(29)	(13)	—	(26)	(4)
Interest expense	777	2,291	—	—	—	—	—	—	—
Amortization of loan costs	—	144	—	—	—	—	—	—	—
Depreciation and amortization	2,636	1,533	3,271	1,565	2,295	1,080	760	2,466	2,241
Income tax expense (benefit)	—	—	—	—	—	—	—	26	—
Non-hotel EBITDA ownership expense	49	33	119	100	130	15	23	7	206
Hotel EBITDA including amounts attributable to noncontrolling interest	4,617	884	6,868	1,767	6,802	5,203	(506)	8,284	1,347
Non-comparable adjustments	(645)	(884)	(393)	2	(181)	—	2	—	(110)
Comparable hotel EBITDA	$3,972	$—	$6,475	$1,769	$6,621	$5,203	$(504)	$8,284	$1,237

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$1,752	$(979)	$1,101	$11	$4,522	$5,840	$9,303	$30,435
Non-property adjustments	—	420	—	189	—	—	(3,425)	1,970
Interest income	(24)	(4)	(19)	(17)	—	(137)	(37)	(410)
Interest expense	—	—	—	213	—	—	874	4,155
Amortization of loan costs	—	—	—	39	—	—	36	219
Depreciation and amortization	970	531	587	2,535	854	4,763	12,133	40,220
Income tax expense (benefit)	—	—	—	—	—	—	9	35
Non-hotel EBITDA ownership expense	22	4	12	74	(16)	161	749	1,688
Hotel EBITDA including amounts attributable to noncontrolling interest	2,720	(28)	1,681	3,044	5,360	10,627	19,642	78,312
Non-comparable adjustments	—	267	—	(226)	2	3	(5,141)	(7,304)
Comparable hotel EBITDA	$2,720	$239	$1,681	$2,818	$5,362	$10,630	$14,501	$71,008
NOTES:
(1)    The above comparable information assumes the 68 hotel properties owned and included in the Company’s operations at March 31, 2025, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	TTM Ended March 31, 2025
	BAML/Sculptor KEYS Pool - 16 hotels	BAML Highland Pool - 18 hotels	Morgan Stanley Pool - 17 hotels	JP Morgan Chase - 8 hotels	Morgan Stanley Pool C2 - 2 hotels	BAML Nashville -1 hotel	Hilton Alexandria / La Posada - 2 hotels	Southside Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Aareal Boston Back Bay - 1 hotel	Torchlight Marriott Gateway - 1 hotel
Net income (loss)	$37,338	$86,140	$18,574	$(56,663)	$9,506	$26,802	$5,519	$2,738	$(313)	$(886)	$12,573
Non-property adjustments	—	(31,941)	—	59,331	(9,598)	—	—	(2,659)	—	665	—
Interest income	(129)	(514)	(273)	(213)	—	(107)	—	—	(5)	—	(415)
Interest expense	—	—	—	—	—	—	—	—	1,045	226	—
Amortization of loan costs	—	—	—	—	—	—	—	—	4	—	—
Depreciation and amortization	28,955	41,950	21,961	20,417	144	9,681	4,895	86	1,244	—	4,560
Income tax expense (benefit)	(1)	—	—	—	—	(25)	—	—	—	—	—
Non-hotel EBITDA ownership expense	3,045	1,702	3,114	1,253	71	168	80	8	156	(83)	29
Hotel EBITDA including amounts attributable to noncontrolling interest	69,208	97,337	43,376	24,125	123	36,519	10,494	173	2,131	(78)	16,747
Non-comparable adjustments	(7)	(10,189)	(5)	328	(123)	—	(2)	(173)	—	78	(3)
Comparable hotel EBITDA	$69,201	$87,148	$43,371	$24,453	$—	$36,519	$10,492	$—	$2,131	$—	$16,744

	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	Aareal Le Pavillon - 1 hotel	Ft Worth Le Meridien - 1 hotel	Key Bank Manchester CY - 1 hotel	KEYS Pool F - 5 hotels	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	Morgan Stanley Pool C3 - 3 hotels	Morgan Stanley Ann Arbor - 1 hotel	BAML - 4 Pack - Stirling	Disposed Hotels
Net income (loss)	$(1,452)	$(8,031)	$(6,687)	$1,535	$(94)	$(335)	$(334)	$4,669	$59	$434	$72,702
Non-property adjustments	—	—	—	(1,579)	(83)	203	41	(4,764)	(73)	—	(70,881)
Interest income	—	—	—	—	—	—	—	—	—	—	—
Interest expense	936	3,343	3,025	—	—	—	—	—	—	—	—
Amortization of loan costs	188	132	53	—	—	—	—	—	—	—	—
Depreciation and amortization	2,119	5,520	2,643	53	—	—	—	—	—	4,386	221
Income tax expense (benefit)	—	—	—	67	—	—	—	—	—	(8)	—
Non-hotel EBITDA ownership expense	232	378	1,490	33	177	131	293	5	—	92	(233)
Hotel EBITDA including amounts attributable to noncontrolling interest	2,023	1,342	524	109	—	(1)	—	(90)	(14)	4,904	1,809
Non-comparable adjustments	—	(1)	—	(109)	—	1	—	90	14	(4,904)	(1,809)
Comparable hotel EBITDA	$2,023	$1,341	$524	$—	$—	$—	$—	$—	$—	$—	$—

	Unencumbered Hotels	Total Portfolio
Net income (loss)	$1,564	$205,358
Non-property adjustments	—	(61,338)
Interest income	—	(1,656)
Interest expense	1,963	10,538
Amortization of loan costs	—	377
Depreciation and amortization	541	149,376
Income tax expense (benefit)	—	33
Non-hotel EBITDA ownership expense	26	12,167
Hotel EBITDA including amounts attributable to noncontrolling interest	4,094	314,855
Non-comparable adjustments	—	(16,814)
Comparable hotel EBITDA	$4,094	$298,041
NOTES:
(1)    The above comparable information assumes the 68 hotel properties owned and included in the Company’s operations at March 31, 2025, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2025
	BAML/Sculptor KEYS Pool - 16 hotels	BAML Highland Pool - 18 hotels	Morgan Stanley Pool - 17 hotels	JP Morgan Chase - 8 hotels	Morgan Stanley Pool C2 - 2 hotels	BAML Nashville -1 hotel	Hilton Alexandria / La Posada - 2 hotels	Southside Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Aareal Boston Back Bay - 1 hotel	Torchlight Marriott Gateway - 1 hotel
Net income (loss)	$8,064	$44,926	$6,147	$1,611	$3	$7,023	$618	$—	$263	$(16)	$3,105
Non-property adjustments	—	(31,868)	—	—	—	—	—	—	—	—	—
Interest income	(32)	(75)	(68)	(44)	—	(25)	—	—	(5)	—	(97)
Interest expense	—	—	—	—	—	—	—	—	221	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	4	—	—
Depreciation and amortization	6,959	9,614	5,988	5,392	—	2,473	1,165	—	310	—	1,048
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	1,073	(153)	399	234	—	5	11	—	4	2	11
Hotel EBITDA including amounts attributable to noncontrolling interest	16,064	22,444	12,466	7,193	3	9,476	1,794	—	797	(14)	4,067
Non-comparable adjustments	—	(26)	—	—	(3)	—	—	—	—	14	—
Comparable hotel EBITDA	$16,064	$22,418	$12,466	$7,193	$—	$9,476	$1,794	$—	$797	$—	$4,067

	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	Aareal Le Pavillon - 1 hotel	Ft Worth Le Meridien - 1 hotel	Key Bank Manchester CY - 1 hotel	KEYS Pool F - 5 hotels	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	Morgan Stanley Pool C3 - 3 hotels	Morgan Stanley Ann Arbor - 1 hotel	BAML - 4 Pack - Stirling	Disposed Hotels
Net income (loss)	$(808)	$(1,122)	$(2,183)	$—	$(52)	$(61)	$(113)	$—	$—	$124	$1,135
Non-property adjustments	—	—	—	—	13	—	—	—	—	—	—
Interest income	—	—	—	—	—	—	—	—	—	—	—
Interest expense	303	770	1,290	—	—	—	—	—	—	—	—
Amortization of loan costs	27	22	53	—	—	—	—	—	—	—	—
Depreciation and amortization	525	1,554	1,117	—	—	—	—	—	—	1,010	—
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	17	51	177	—	39	61	113	—	—	7	(968)
Hotel EBITDA including amounts attributable to noncontrolling interest	64	1,275	454	—	—	—	—	—	—	1,141	167
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	(1,141)	(167)
Comparable hotel EBITDA	$64	$1,275	$454	$—	$—	$—	$—	$—	$—	$—	$—

	Unencumbered Hotels	Total Portfolio
Net income (loss)	$462	$69,126
Non-property adjustments	—	(31,855)
Interest income	—	(346)
Interest expense	481	3,065
Amortization of loan costs	—	106
Depreciation and amortization	135	37,290
Income tax expense (benefit)	—	—
Non-hotel EBITDA ownership expense	4	1,087
Hotel EBITDA including amounts attributable to noncontrolling interest	1,082	78,473
Non-comparable adjustments	—	(1,323)
Comparable hotel EBITDA	$1,082	$77,150
NOTES:
(1)    The above comparable information assumes the 68 hotel properties owned and included in the Company’s operations at March 31, 2025, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2024
	BAML/Sculptor KEYS Pool - 16 hotels	BAML Highland Pool - 18 hotels	Morgan Stanley Pool - 17 hotels	JP Morgan Chase - 8 hotels	Morgan Stanley Pool C2 - 2 hotels	BAML Nashville -1 hotel	Hilton Alexandria / La Posada - 2 hotels	Southside Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Aareal Boston Back Bay - 1 hotel	Torchlight Marriott Gateway - 1 hotel
Net income (loss)	$5,672	$11,593	$2,927	$(60,071)	$86	$6,191	$839	$(15)	$(174)	$6	$2,422
Non-property adjustments	—	(73)	—	59,331	—	—	—	16	—	—	—
Interest income	(9)	(151)	(70)	(50)	—	(25)	—	—	—	—	(103)
Interest expense	—	—	—	—	—	—	—	—	257	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	7,140	10,294	5,519	5,089	—	2,404	1,206	—	314	—	1,111
Income tax expense (benefit)	(4)	—	—	—	—	(70)	—	—	—	—	—
Non-hotel EBITDA ownership expense	1,441	1,770	984	622	5	15	29	—	118	(9)	5
Hotel EBITDA including amounts attributable to noncontrolling interest	14,240	23,433	9,360	4,921	91	8,515	2,074	1	515	(3)	3,435
Non-comparable adjustments	(14)	(2,506)	(9)	(3)	(91)	—	(2)	(1)	—	3	—
Comparable hotel EBITDA	$14,226	$20,927	$9,351	$4,918	$—	$8,515	$2,072	$—	$515	$—	$3,435

	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	Aareal Le Pavillon - 1 hotel	Ft Worth Le Meridien - 1 hotel	Key Bank Manchester CY - 1 hotel	KEYS Pool F - 5 hotels	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	Morgan Stanley Pool C3 - 3 hotels	Morgan Stanley Ann Arbor - 1 hotel	BAML - 4 Pack - Stirling	Disposed Hotels
Net income (loss)	$(921)	$(1,951)	$(3,918)	$(75)	$(141)	$(63)	$(180)	$(59)	$—	$181	$60
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—
Interest income	—	—	—	—	—	—	—	—	—	—	—
Interest expense	210	822	1,398	—	—	—	—	—	—	—	—
Amortization of loan costs	80	38	—	—	—	—	—	—	—	—	—
Depreciation and amortization	533	1,342	1,118	—	—	—	—	—	—	1,051	—
Income tax expense (benefit)	—	—	—	60	—	—	—	—	—	(8)	—
Non-hotel EBITDA ownership expense	161	225	1,313	—	138	63	180	1	—	64	—
Hotel EBITDA including amounts attributable to noncontrolling interest	63	476	(89)	(15)	(3)	—	—	(58)	—	1,288	60
Non-comparable adjustments	(1)	(1)	—	15	3	—	—	58	—	(1,288)	(60)
Comparable hotel EBITDA	$62	$475	$(89)	$—	$—	$—	$—	$—	$—	$—	$—

	Unencumbered Hotels	Total Portfolio
Net income (loss)	$466	$(37,125)
Non-property adjustments	—	59,274
Interest income	—	(408)
Interest expense	494	3,181
Amortization of loan costs	—	118
Depreciation and amortization	135	37,256
Income tax expense (benefit)	—	(22)
Non-hotel EBITDA ownership expense	16	7,141
Hotel EBITDA including amounts attributable to noncontrolling interest	1,111	69,415
Non-comparable adjustments	—	(3,897)
Comparable hotel EBITDA	$1,111	$65,518
NOTES:
(1)    The above comparable information assumes the 68 hotel properties owned and included in the Company’s operations at March 31, 2025, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2024
	BAML/Sculptor KEYS Pool - 16 hotels	BAML Highland Pool - 18 hotels	Morgan Stanley Pool - 17 hotels	JP Morgan Chase - 8 hotels	Morgan Stanley Pool C2 - 2 hotels	BAML Nashville -1 hotel	Hilton Alexandria / La Posada - 2 hotels	Southside Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Aareal Boston Back Bay - 1 hotel	Torchlight Marriott Gateway - 1 hotel
Net income (loss)	$9,609	$11,478	$1,784	$351	$(15)	$4,949	$1,953	$2,690	$(258)	$109	$2,850
Non-property adjustments	—	—	—	—	—	—	—	(2,675)	—	(12)	—
Interest income	(47)	(160)	(75)	(60)	—	(29)	—	—	—	—	(111)
Interest expense	—	—	—	—	—	—	—	—	284	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	7,294	10,912	5,602	5,152	—	2,407	1,237	6	312	—	1,168
Income tax expense (benefit)	1	—	—	—	—	22	—	—	—	—	—
Non-hotel EBITDA ownership expense	186	(182)	1,567	49	5	121	21	4	25	42	6
Hotel EBITDA including amounts attributable to noncontrolling interest	17,043	22,048	8,878	5,492	(10)	7,470	3,211	25	363	139	3,913
Non-comparable adjustments	2	(3,758)	—	—	10	—	—	(25)	—	(139)	(3)
Comparable hotel EBITDA	$17,045	$18,290	$8,878	$5,492	$—	$7,470	$3,211	$—	$363	$—	$3,910

	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	Aareal Le Pavillon - 1 hotel	Ft Worth Le Meridien - 1 hotel	Key Bank Manchester CY - 1 hotel	KEYS Pool F - 5 hotels	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	Morgan Stanley Pool C3 - 3 hotels	Morgan Stanley Ann Arbor - 1 hotel	BAML - 4 Pack - Stirling	Disposed Hotels
Net income (loss)	$419	$(2,682)	$(586)	$(7)	$99	$(7)	$—	$(4)	$37	$55	$(510)
Non-property adjustments	—	—	—	—	(96)	7	—	—	(37)	—	42
Interest income	—	—	—	—	—	—	—	—	—	—	—
Interest expense	212	879	337	—	—	—	—	—	—	—	—
Amortization of loan costs	41	36	—	—	—	—	—	—	—	—	—
Depreciation and amortization	513	1,387	408	—	—	—	—	—	—	1,158	—
Income tax expense (benefit)	—	—	—	3	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	47	—	—	18	—	—	—	3	—	24	472
Hotel EBITDA including amounts attributable to noncontrolling interest	1,232	(380)	159	14	3	—	—	(1)	—	1,237	4
Non-comparable adjustments	—	—	—	(14)	(3)	—	—	1	—	(1,237)	(4)
Comparable hotel EBITDA	$1,232	$(380)	$159	$—	$—	$—	$—	$—	$—	$—	$—

	Unencumbered Hotels	Total Portfolio
Net income (loss)	$364	$32,678
Non-property adjustments	—	(2,771)
Interest income	—	(482)
Interest expense	494	2,206
Amortization of loan costs	—	77
Depreciation and amortization	135	37,691
Income tax expense (benefit)	—	26
Non-hotel EBITDA ownership expense	—	2,408
Hotel EBITDA including amounts attributable to noncontrolling interest	993	71,833
Non-comparable adjustments	—	(5,170)
Comparable hotel EBITDA	$993	$66,663
NOTES:
(1)    The above comparable information assumes the 68 hotel properties owned and included in the Company’s operations at March 31, 2025, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2024
	BAML/Sculptor KEYS Pool - 16 hotels	BAML Highland Pool - 18 hotels	Morgan Stanley Pool - 17 hotels	JP Morgan Chase - 8 hotels	Morgan Stanley Pool C2 - 2 hotels	BAML Nashville -1 hotel	Hilton Alexandria / La Posada - 2 hotels	Southside Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Aareal Boston Back Bay - 1 hotel	Torchlight Marriott Gateway - 1 hotel
Net income (loss)	$13,993	$18,143	$7,716	$1,446	$9,432	$8,639	$2,109	$63	$(144)	$(985)	$4,196
Non-property adjustments	—	—	—	—	(9,598)	—	—	—	—	677	—
Interest income	(41)	(128)	(60)	(59)	—	(28)	—	—	—	—	(104)
Interest expense	—	—	—	—	—	—	—	—	283	226	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	7,562	11,130	4,852	4,784	144	2,397	1,287	80	308	—	1,233
Income tax expense (benefit)	2	—	—	—	—	23	—	—	—	—	—
Non-hotel EBITDA ownership expense	345	267	164	348	61	27	19	4	9	(118)	7
Hotel EBITDA including amounts attributable to noncontrolling interest	21,861	29,412	12,672	6,519	39	11,058	3,415	147	456	(200)	5,332
Non-comparable adjustments	5	(3,899)	4	331	(39)	—	—	(147)	—	200	—
Comparable hotel EBITDA	$21,866	$25,513	$12,676	$6,850	$—	$11,058	$3,415	$—	$456	$—	$5,332

	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	Aareal Le Pavillon - 1 hotel	Ft Worth Le Meridien - 1 hotel	Key Bank Manchester CY - 1 hotel	KEYS Pool F - 5 hotels	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	Morgan Stanley Pool C3 - 3 hotels	Morgan Stanley Ann Arbor - 1 hotel	BAML - 4 Pack - Stirling	Disposed Hotels
Net income (loss)	$(142)	$(2,276)	$—	$1,617	$—	$(204)	$(41)	$4,732	$22	$74	$72,017
Non-property adjustments	—	—	—	(1,579)	—	196	41	(4,764)	(36)	—	(70,923)
Interest income	—	—	—	—	—	—	—	—	—	—	—
Interest expense	211	872	—	—	—	—	—	—	—	—	—
Amortization of loan costs	40	36	—	—	—	—	—	—	—	—	—
Depreciation and amortization	548	1,237	—	53	—	—	—	—	—	1,167	221
Income tax expense (benefit)	—	—	—	4	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	7	102	—	15	—	7	—	1	—	(3)	263
Hotel EBITDA including amounts attributable to noncontrolling interest	664	(29)	—	110	—	(1)	—	(31)	(14)	1,238	1,578
Non-comparable adjustments	1	—	—	(110)	—	1	—	31	14	(1,238)	(1,578)
Comparable hotel EBITDA	$665	$(29)	$—	$—	$—	$—	$—	$—	$—	$—	$—

	Unencumbered Hotels	Total Portfolio
Net income (loss)	$272	$140,679
Non-property adjustments	—	(85,986)
Interest income	—	(420)
Interest expense	494	2,086
Amortization of loan costs	—	76
Depreciation and amortization	136	37,139
Income tax expense (benefit)	—	29
Non-hotel EBITDA ownership expense	6	1,531
Hotel EBITDA including amounts attributable to noncontrolling interest	908	95,134
Non-comparable adjustments	—	(6,424)
Comparable hotel EBITDA	$908	$88,710
NOTES:
(1)    The above comparable information assumes the 68 hotel properties owned and included in the Company’s operations at March 31, 2025, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.